Note 11 - Long-term Debt - Schedule of Long-term Debt (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Jun. 30, 2023
Term loan principal amount	$ 13,000	$ 15,000
Less: unamortized debt discount and issuance costs	(266)	(925)
Final payment fee	0	638
Financing leases	0	85
Total debt	12,734	14,798
Less: current portion of debt	(1,857)	(85)
Debt, net of current portion	$ 10,877	$ 14,713